                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON and MALLARY L. REZNIK or each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

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
         SIGNATURE                  TITLE                              DATE
         ---------                  -----                              ----
/S/ JAY S. WINTROB                  Chief Executive Officer,           February 16, 2001
--------------------------          President and Director
Jay S. Wintrob                      (Principal Executive Officer)



/s/ MARC H. GAMSIN                  Senior Vice President              February 16, 2001
--------------------------          & Director
Marc H. Gamsin


/s/ N. SCOTT GILLIS                 Senior Vice President              February 16, 2001
--------------------------          & Director
N. Scott Gillis


/s/ JAMES R. BELARDI                Senior Vice President              February 16, 2001
--------------------------          & Director
James R. Belardi


/s/ EDWIN R. RAQUEL                  Senior Vice President &           February 16, 2001
--------------------------           Chief Actuary
Edwin R. Raquel


/s/ JANA W. GREER                   Senior Vice President              February 16, 2001
--------------------------          & Director
Jana W. Greer


/s/ P. DANIEL DEMKO, JR.            Vice President                     February 16, 2001
--------------------------
P. Daniel Demko, Jr.


/s/ J. FRANKLIN GREY                Vice President                     February 16, 2001
--------------------------
J. Franklin Grey


/s/ KEVIN J. HART                    Vice President                    February 16, 2001
--------------------------
Kevin J. Hart


/s/ MAURICE S. HEBERT                Vice President &                  February 16, 2001
--------------------------           Controller
Maurice S. Hebert


/s/ SCOTT H. RICHLAND                Vice President                    February 16, 2001
--------------------------
Scott H. Richland


/s/ JAY S. WINTROB                  President & Director               February 16, 2001
--------------------------
Jay S. Wintrob


/s/ LAWRENCE M. GOLDMAN             Director, Vice President &         February 16, 2001
--------------------------          Assistant Secretary
Lawrence M. Goldman
